S000052236 [Member] Investment Strategy - Inflation-Linked Fixed Income Fund	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation). The Fund will shift its investments among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers; investment grade fixed income securities and high-yield fixed income securities (i.e., junk bonds) issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities. The Fund may also, to a lesser extent, invest in equity securities with high correlation to broad measures of inflation.
Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The value of the security’s principal or the interest income paid on the security will be adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as their inflation measure. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
The Fund invests primarily in investment grade debt securities; however, the Fund may invest up to 20% of its total assets in below investment grade debt securities (i.e., junk bonds), as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Sub-adviser (as defined below) to be of comparable credit quality to such a rating. The Fund may also invest up to 30% of its total assets in foreign currency denominated securities, including emerging market securities. For purposes of pursuing its investment goal, the Fund may enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forward contracts. The use of derivative currency transactions may allow the Fund to reduce a specific risk exposure of a portfolio security or its denominated currency or to obtain net long exposure to selected currencies. Under normal market conditions, the Fund will seek to limit its foreign currency exposure to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in this Prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.